UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  May 23, 2006
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                            Tradestar Services, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



               Nevada                    000-51229            51-0482104
  --------------------------------   -----------------    -------------------
  (State or other jurisdiction of    (Commission File      (I.R.S. Employer
   incorporation or organization)         Number)         Identification No.)


    3451-A Candelaria NE, Albuquerque, New Mexico                 87107
    ---------------------------------------------              ----------
      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (505) 872-3133
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
------------------------------------------------------

On May 23, 2006, Tradestar Services, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Tradestar Acquisition Sub, L.L.C. (now known as CYMRI, L.L.C.), The CYMRI Corporation ("CYMRI") and the CYMRI shareholders, Messrs. Larry M. Wright, Franklin M. Cantrell, Jr., Michael W. Hopkins and Robert G. Wonish (collectively the "Shareholders"). This finalized the Company's acquisition of CYMRI and its related subsidiaries for aggregate considerations of $2 million in cash, $3.075 million in 10% secured notes and 12,540,000 shares of the Company's common stock. CYMRI, headquartered in Houston, Texas, provides staffing services to the oil and gas industry through its subsidiary, Petroleum Engineers, Inc., ("Petroleum Engineers") based in Lafayette, Louisiana. Petroleum Engineers has been in the staffing business for 35 years. CYMRI owns oil and gas producing properties in Texas and owns additional oil and gas producing properties in Louisiana through its subsidiary, Triumph Energy, Inc. For the 2005 year, the CYMRI entities generated consolidated revenues of approximately $22.0 million.

Pursuant to the terms of the Merger Agreement among the parties, CYMRI merged with and into the Company's wholly-owned subsidiary, CYMRI, L.L.C., which assumed CYMRI's existing $20 million credit facility with Sterling Bank, plus additional indebtedness of approximately $2.1 million. The Sterling facility has approximately $6.5 million currently outstanding, bears interest at prime plus 1% per annum and expires in November 2007.

The Company financed the cash portion of the purchase price with a new series of unsecured notes with existing investors, including members of its Board of Directors. The notes are issued in an aggregate original principal amount of $2.25 million; they bear interest at 10% per annum and mature in May 2007. In connection with the Merger transaction, the Company issued three-year warrants to purchase an aggregate of 1,136,043 shares of its common stock at an exercise price of $1.87 per share.

Wells Fargo Business Credit provided working capital through a $5.0 Million Revolving Credit Facility, guaranteed by the Company and secured by substantially all of the assets of its wholly-owned subsidiaries, Tradestar Construction Services, Inc. and Petroleum Engineers, Inc. The three-year facility bears interest at prime plus 1% per annum. Borrowings under the Credit Facility may not exceed a borrowing base calculated as the lesser of $5.0 million or the sum of 85% of Eligible Accounts Receivable (as defined therein).


Item 2.01. Completion of Acquisition or Disposition of Assets.
--------------------------------------------------------------

The description of the Merger Agreement included in 1.01 of this form 8-K is incorporated by reference into this item.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.
--------------------------------------------------------------------------------

The description of the material terms of the Wells Fargo Credit Facility included in Item 1.01 of this Form 8-K is incorporated by reference into this Item.


Item 3.02. Unregistered Sale of Securities.
--------------------------------------------

As consideration for entering into the Merger Agreement on May 23, 2006, the Shareholders of CYMRI were issued a total of 12,540,000 shares of the Company's common stock. In issuing such shares, the Company relied on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

Also on May 23, 2006, in connection with the Merger transaction, the Company issued warrants to purchase an aggregate of 1,136,043 shares of its common stock at an exercise price of $1.87 per share to various individual investors. The warrants are for the period commencing on May 23, 2006 and ending on May 23, 2009. In issuing the warrants, the Company relied on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The warrants are immediately exercisable, in whole or part, upon receipt of notice of exercise.

Item 5.01. Changes in Control of Registrant
-------------------------------------------

In connection with the Merger transaction described in Item 1.01, the Company issued an aggregate of 12,540,000 shares of its common stock to the former Shareholders of CYMRI. Prior to the merger, Messrs. Downs and Huttner owned approximately 34% and 32%, respectively, of the Company's outstanding common stock. After the merger, Messrs. Downs, Hopkins and Wonish each own approximately 16% of the issued and outstanding stock of the Company. Mr. Huttner owns approximately 15% of the issued and outstanding stock of the Company. In addition, Messrs. Wright and Cantrell currently each own approximately 11% of the issued and outstanding stock of the Company.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.
--------------------------------------------------------------------------------

In connection with the merger, the Company expanded its Board of Directors, effective May 23, 2006, to appoint three new members, bringing total board membership to eight:

Jesse R. Marion, 51, is the Chief Executive Officer ("CEO") of Millennium Seismic, Ltd, a Canadian seismic data company. Prior to founding Millennium in 1996, Mr. Marion served as President of Seitel Data, Inc., a wholly-owned subsidiary of Seitel, Inc., a public seismic data creation company. Mr. Marion also serves on the boards of Vigilant Exploration, Inc., Marion Oil and Gas, Inc. and Marion Oil and Gas Ltd. Mr. Marion is appointed to serve as an independent director.

Larry M. Wright, 61, served as President and CEO of CYMRI from its founding until its merger with the Company. Mr. Wright began his career in the oil and gas industry with UNOCAL in 1966. Mr. Wright has been affiliated with Sabine Gas Transmission since 1985 and was a founder, CEO and President of PANACO, Inc., a public oil and gas company based in Houston. Mr. Wright will serve as the CEO of CYMRI, L.L.C. and CEO of Petroleum Engineers. In connection with the transaction, CYMRI, L.L.C. entered into a three-year employment agreement with Mr. Wright. The employment agreement is attached as Exhibit 10.4.

Robert G. Wonish, 52, served as Vice President of CYMRI since July 2002 and will serve as President of CYMRI, L.L.C. Mr. Wonish began his engineering career at Amoco in 1975 and joined PANACO's engineering staff in 1992. Mr. Wonish achieved positions of increasing responsibility at PANACO, ultimately serving as President and Chief Operating Officer.

Messrs. Wright and Wonish were appointed to the Board of Directors as a condition to the closing of the Merger transaction

The Company's Board of Directors announced the following appointments and resignations of officers, effective May 23, 2006:

Clarence Joe Downs, 53, resigned as President and CEO of the Company and will assume responsibilities as President and CEO of Tradestar Construction Services, Inc. He remains a director of the Company.

Fredrick A. Huttner, 60, is an existing director of the Company and will serve as the Company's Chairman and CEO. Mr. Huttner previously served as Secretary, Treasurer and Chief Financial Officer ("CFO") of the Company. He will no longer act as the Company's Secretary and CFO. He started with Tradestar Construction Services, Inc. at its formation in 2001 and joined the Company at its inception in 2004. Prior to joining the Company he served as Chairman and President of Huttner and Company, a private consulting firm offering business-consulting services to entrepreneurial growth companies, since 1994. Mr. Huttner does not currently have an employment agreement with the Company.

Kenneth Thomas, 58, is the current CFO of CYMRI and will serve as Vice President, CFO and Secretary of the Company. Mr. Thomas joined CYMRI in May of 2003 as a Controller, prior to that he was Vice President and Controller of PANACO, Inc. He has worked for various oil and gas exploration, refining, marketing and pipeline companies and has held various financial management positions of Controller or CFO. Mr. Thomas does not currently have an employment agreement with the Company.

Michael W. Hopkins has been appointed to serve as the Vice President of Development of CYMRI, L.L.C.


Item 9.01. Financial Statements and Exhibits.
----------------------------------------------

(a) Financial Statements of The CYMRI Corporation.

The Company will file the financial statements required by Regulation S-X not later than 71 calendar days following the date of this report.

(b) Pro Forma Financial Information.

The Company will file the pro forma financial information required by Regulation S-X not later than 71 calendar days following the date of this report.

(d)  Exhibits

    10.1 Agreement and Plan of Merger, dated March 23, 2006 by and among Tradestar Services, Inc., Tradestar Acquisition Sub, L.L.C., The Cymri Corporation, Larry M. Wright, Franklin M. Cantrell, Jr., Robert G. Wonish and Michael W. Hopkins

    10.2 Pledge and Security Agreement, dated May 23, 2006, by and among Tradestar Services, Inc., Larry M. Wright and Franklin M. Cantrell, Jr.

    10.3 Assumption and Indemnification Agreement, dated May 23, 2006, by Tradestar Services, Inc., Tradestar Acquisition Sub, L.L.C., The Cymri Corporation, and Larry M. Wright, Robert G. Wonish and Franklin M. Cantrell, Jr.

    10.4 Employment Agreement, effective June 1, 2006, by and among Tradestar Services, Inc., CYMRI, L.L.C. and Larry M. Wright

    10.5 Registration Rights Agreement, dated May 23, 2006, Tradestar Services, Inc., Larry M. Wright, Franklin M. Cantrell, Jr., Michael W. Hopkins and Robert G. Wonish

    10.6.1 Confidentiality, Non-Competition and Non-Solicitation Agreement, dated May 23, 2006, by and between Tradestar Services, Inc. and Franklin M. Cantrell, Jr.

    10.6.2 Confidentiality, Non-Competition and Non-Solicitation Agreement, dated May 23, 2006, by and between Tradestar Services, Inc. and Michael W. Hopkins

    10.6.3 Confidentiality, Non-Competition and Non-Solicitation Agreement, dated May 23, 2006, by and between Tradestar Services, Inc. and Robert G. Wonish

    10.7.1 Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Larry M. Wright in the original principal amount of $1,500,000

    10.7.2 Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor Franklin M. Cantrell, Jr. in original principal amount $1,575,000

    10.7.3 Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc.in favor of Frederick A. Huttner in the original principal amount of $50,000

    10.7.4 Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Sanders Opportunity Fund, LP in the original principal amount of $116,600

    10.7.5 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Sanders Opportunity Fund
             Institutional in the original principal amount of $383,400

    10.7.6 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Michael Hopkins in the original principal amount of $250,000

    10.7.7 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Michael Hopkins in the original principal amount of $1,000,000

    10.7.8 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of SEP FBO Frederick A. Huttner Pershing LLC as Custodian in the original principal amount of $50,000

    10.7.9 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Pershing LLC Custodian FBO Sheryl A. Huttner IRA in the original principal amount of $100,000

    10.7.10 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Clarence Downs in the original principal amount of $300,000

    10.8.1 Warrant, dated May 23, 2006, to purchase 160,428 shares of common stock issued to Larry M. Wright

    10.8.2 Warrant, dated May 23, 2006, to purchase 168,449 shares of common stock issued to Franklin M. Cantrell, Jr.

    10.8.3 Warrant, dated May 23, 2006, to purchase 100,000 shares of common stock issued to Alvin Bellaire, Jr.

    10.8.4 Warrant, dated May 23, 2006, to purchase 100,000 shares of common stock issued to C.F. ("Skip") Kimball, III

    10.8.5 Warrant, dated May 23, 2006, to purchase 100,000 shares issued to Don E. Claxton

    10.8.6 Warrant, dated May 23, 2006, to purchase 200,000 shares of common stock issued to Kenneth Thomas

    10.8.7 Warrant, dated May 23, 2006, to purchase 120,000 shares of common stock issued to Cloyses Partners, LLC

    10.8.8 Warrant, dated May 23, 2006, to purchase 53,476 shares of common stock issued to Sanders Morris Harris

    10.8.9 Warrant, dated May 23, 2006, to purchase 133,690 shares of common stock issued to Michael W. Hopkins

    10.9 Revolving Note, dated May 23, 2006, made by Tradestar Construction Services, Inc. and Petroleum Engineers, Inc. in favor of Wells Fargo Bank, National Association in the original principal amountof $5,000,000

    10.10 Security Agreement, dated May 23, 2006, by and between Tradestar Services, Inc. and Wells Fargo Bank, National Association

    10.11 Credit and Security Agreement, dated May 23, 2006, by and among Tradestar Construction Services, Inc., Petroleum Engineers, Inc. and Wells Fargo Bank, National Association

    10.12 Guaranty by Corporation, dated May 23, 2003, made by Tradestar . Services, Inc. in favor of Wells Fargo Bank, National Association

    10.13 First Amendment to Amended and Restated Credit Agreement, dated May 22, 2006, by and among The Cymri Corporation, Triumph Energy, Inc., Petroleum Engineers, Inc., Sterling Bank and Tradestar Acquisition Sub, L.L.C.

    10.14 Promissory Note, dated May 23, 2006, made by CYMRI, L.L.C. and Triumph Energy, Inc. in favor of Sterling Bank in the original principal amount of $20,000,000

    10.15 Amended and Restated Credit Agreement, dated December 3, 2004, by and among The Cymri Corporation, Triumph Energy, Inc., Petroleum Engineers, Inc., Petroleum Engineers International, Inc. and Sterling Bank

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TRADESTAR SERVCES, INC.
                                                  (Registrant)

Date:    May 30, 2006                       By:  /s/ Fredrick A. Huttner
         ------------                            -------------------------------
                                                     Fredrick A. Huttner
                                                     Chairman and
                                                     Chief Executive Officer

                                  Exhibit Index

Exhibit No.  Description
-----------  -------------------------------------------------------------------
    10.1 Agreement and Plan of Merger, dated March 23, 2006 by and among Tradestar Services, Inc., Tradestar Acquisition Sub, L.L.C., The Cymri Corporation, Larry M. Wright, Franklin M. Cantrell, Jr., Robert G. Wonish and Michael W. Hopkins

    10.2 Pledge and Security Agreement, dated May 23, 2006, by and among Tradestar Services, Inc., Larry M. Wright and Franklin M. Cantrell, Jr.

    10.3 Assumption and Indemnification Agreement, dated May 23, 2006, by Tradestar Services, Inc., Tradestar Acquisition Sub, L.L.C., The Cymri Corporation, and Larry M. Wright, Robert G. Wonish and Franklin M. Cantrell, Jr.

    10.4 Employment Agreement, effective June 1, 2006, by and among Tradestar Services, Inc., CYMRI, L.L.C. and Larry M. Wright

    10.5 Registration Rights Agreement, dated May 23, 2006, Tradestar Services, Inc., Larry M. Wright, Franklin M. Cantrell, Jr., Michael W. Hopkins and Robert G. Wonish

    10.6.1 Confidentiality, Non-Competition and Non-Solicitation Agreement, dated May 23, 2006, by and between Tradestar Services, Inc. and Franklin M. Cantrell, Jr.

    10.6.2 Confidentiality, Non-Competition and Non-Solicitation Agreement, dated May 23, 2006, by and between Tradestar Services, Inc. and Michael W. Hopkins

    10.6.3 Confidentiality, Non-Competition and Non-Solicitation Agreement, dated May 23, 2006, by and between Tradestar Services, Inc. and Robert G. Wonish

    10.7.1 Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Larry M. Wright in the original principal amount of $1,500,000

    10.7.2 Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor Franklin M. Cantrell, Jr. in original principal amount $1,575,000

    10.7.3 Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc.in favor of Frederick A. Huttner in the original principal amount of $50,000

    10.7.4 Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Sanders Opportunity Fund, LP in the original principal amount of $116,600

    10.7.5 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Sanders Opportunity Fund
             Institutional in the original principal amount of $383,400

    10.7.6 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Michael Hopkins in the original principal amount of $250,000

    10.7.7 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Michael Hopkins in the original principal amount of $1,000,000

    10.7.8 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of SEP FBO Frederick A. Huttner Pershing LLC as Custodian in the original principal amount of $50,000

    10.7.9 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Pershing LLC Custodian FBO Sheryl A. Huttner IRA in the original principal amount of $100,000

    10.7.10 Unsecured Promissory Note, dated May 23, 2006, made by Tradestar Services, Inc. in favor of Clarence Downs in the original principal amount of $300,000

    10.8.1 Warrant, dated May 23, 2006, to purchase 160,428 shares of common stock issued to Larry M. Wright

    10.8.2 Warrant, dated May 23, 2006, to purchase 168,449 shares of common stock issued to Franklin M. Cantrell, Jr.

    10.8.3 Warrant, dated May 23, 2006, to purchase 100,000 shares of common stock issued to Alvin Bellaire, Jr.

    10.8.4 Warrant, dated May 23, 2006, to purchase 100,000 shares of common stock issued to C.F. ("Skip") Kimball, III

    10.8.5 Warrant, dated May 23, 2006, to purchase 100,000 shares issued to Don E. Claxton

    10.8.6 Warrant, dated May 23, 2006, to purchase 200,000 shares of common stock issued to Kenneth Thomas

    10.8.7 Warrant, dated May 23, 2006, to purchase 120,000 shares of common stock issued to Cloyses Partners, LLC

    10.8.8 Warrant, dated May 23, 2006, to purchase 53,476 shares of common stock issued to Sanders Morris Harris

    10.8.9 Warrant, dated May 23, 2006, to purchase 133,690 shares of common stock issued to Michael W. Hopkins

    10.9 Revolving Note, dated May 23, 2006, made by Tradestar Construction Services, Inc. and Petroleum Engineers, Inc. in favor of Wells Fargo Bank, National Association in the original principal amountof $5,000,000

    10.10 Security Agreement, dated May 23, 2006, by and between Tradestar Services, Inc. and Wells Fargo Bank, National Association

    10.11 Credit and Security Agreement, dated May 23, 2006, by and among Tradestar Construction Services, Inc., Petroleum Engineers, Inc. and Wells Fargo Bank, National Association

    10.12 Guaranty by Corporation, dated May 23, 2003, made by Tradestar . Services, Inc. in favor of Wells Fargo Bank, National Association

    10.13 First Amendment to Amended and Restated Credit Agreement, dated May 22, 2006, by and among The Cymri Corporation, Triumph Energy, Inc., Petroleum Engineers, Inc., Sterling Bank and Tradestar Acquisition Sub, L.L.C.

    10.14 Promissory Note, dated May 23, 2006, made by CYMRI, L.L.C. and Triumph Energy, Inc. in favor of Sterling Bank in the original principal amount of $20,000,000

    10.15 Amended and Restated Credit Agreement, dated December 3, 2004, by and among The Cymri Corporation, Triumph Energy, Inc., Petroleum Engineers, Inc., Petroleum Engineers International, Inc. and Sterling Bank